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                                                                     Exhibit 4.2



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
Name of Company:
CTRIP.COM INTERNATIONAL,                                    CTRIP.COM INTERNATIONAL, LTD.
LTD.                                            (Incorporated under the laws of the Cayman Islands)

                                        Number                                                                       Ordinary Shares
                                        [       ]                                                                          [       ]
Number:
[       ]                                    US$1,000,000 Share Capital divided into 100,000,000 Ordinary Shares of a nominal or
                                        par value of US$0.01 each, THIS IS TO CERTIFY THAT                        [                ]
                                                                                          ------------------------
Ordinary Shares:                                                               is the registered holder of
[       ]                               ---------------------------------------                            -------------------------
                                        [                              ]                               Ordinary Shares in the
                                                                        ------------------------------
                                        above-named Company subject to the memorandum and articles of association thereof.

Issued to:
[                    ]

Dated                                   EXECUTED for and on behalf of the Company on                     20[    ].



Transferred from:

                                                          DIRECTOR
                                                                                --------------------------------------
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